COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

SCHEDULE OF INVESTMENTS

September 30, 2019 (Unaudited)

		Shares	Value
PREFERRED SECURITIES—$25 PAR VALUE	16.0%
BANKS	4.3%
Citizens Financial Group, Inc., 6.35% to 4/6/24, Series D(a),(b)		100,000	$2,815,000
GMAC Capital Trust I, 7.943% (3 Month US LIBOR + 5.785%), due 2/15/40, Series 2 (TruPS) (FRN)(c)		603,160	15,808,823
Goldman Sachs Group, Inc./The, 4.00% (3 Month US LIBOR + 0.67%), Series D (FRN)(a),(c)		192,219	4,236,507
Regions Financial Corp., 5.70% to 5/15/29, Series C(a),(b)		220,000	6,223,800
Synovus Financial Corp., 5.875% to 7/1/24, Series E(a),(b)		122,000	3,254,960

			32,339,090

FINANCIAL—INVESTMENT BANKER/BROKER	2.1%
Morgan Stanley, 4.00% (3 Month US LIBOR + 0.70%, Floor 4.00%), Series A (FRN)(a),(c)		238,229	5,207,686
Morgan Stanley, 6.875% to 1/15/24, Series F(a),(b)		161,148	4,515,367
Morgan Stanley, 6.375% to 10/15/24, Series I(a),(b)		210,980	5,894,781

			15,617,834

INDUSTRIALS—CHEMICALS	2.1%
CHS, Inc., 7.10% to 3/31/24, Series 2(a),(b)		287,664	7,654,739
CHS, Inc., 6.75% to 9/30/24, Series 3(a),(b)		192,523	5,067,205
CHS, Inc., 7.50%, Series 4(a)		100,000	2,730,000

			15,451,944

INSURANCE	2.9%
LIFE/HEALTH INSURANCE	1.8%
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a),(b)		298,367	8,396,047
MetLife, Inc., 4.00% (3 Month US LIBOR + 1.000%, Floor 4.00%), Series A (FRN)(a),(c)		206,431	5,078,203

			13,474,250

LIFE/HEALTH INSURANCE—FOREIGN	1.1%
Aegon NV, 4.00%, (3 Month US LIBOR + 0.875%, Floor 4.00%), Series I (FRN) (Netherlands)(a),(c)		339,074	8,195,419

TOTAL INSURANCE			21,669,669

PIPELINES	2.1%
Energy Transfer Operating LP, 7.375% to 5/15/23, Series C(a),(b)		184,952	4,538,722
Energy Transfer Operating LP, 7.625% to 8/15/23, Series D(a),(b)		201,925	4,987,548

		Shares		Value
Energy Transfer Operating LP, 7.60% to 5/15/24, Series E(a),(b)		225,325		$5,709,735

				15,236,005

PIPELINES—FOREIGN	0.7%
Enbridge, Inc., 6.375% to 4/15/23, due 4/15/78, Series B (Canada)(b)		194,857		5,436,510

REAL ESTATE—NET LEASE	0.7%
VEREIT, Inc., 6.70%, Series F(a)		206,389		5,231,961

UTILITIES—MULTI-UTILITIES	0.4%
NiSource, Inc., 6.50% to 3/15/24, Series B(a),(b)		104,000		2,887,040

UTILITY—FOREIGN	0.7%
Algonquin Power & Utilities Corp., 6.875% to 10/17/23, due 10/17/78 (Canada)(b)		40,750		1,126,330
Algonquin Power & Utilities Corp., 6.20% to 7/1/24, due 7/1/79, Series 19-A (Canada)(b)		155,225		4,256,270

				5,382,600

TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$111,858,633)				119,252,653

		Principal Amount
PREFERRED SECURITIES—CAPITAL SECURITIES	121.0%
BANKS	35.5%
AgriBank FCB, 6.875% to 1/1/24(a),(b)		36,200	†	3,877,925
BAC Capital Trust XIV, 4.00% (3 Month US LIBOR + 0.40%, Floor 4.00%), Series G (FRN)(a),(c)		$23,430,000		20,548,110
Bank of America Corp., 6.10% to 3/17/25, Series AA(a),(b)		3,925,000		4,290,869
Bank of America Corp., 5.875% to 3/15/28, Series FF(a),(b)		9,980,000		10,813,330
Bank of America Corp., 6.25% to 9/5/24, Series X(a),(b)		8,410,000		9,156,093
Bank of America Corp., 6.50% to 10/23/24, Series Z(a),(b)		5,932,000		6,603,591
BB&T Corp., 4.80% to 9/1/24(a),(b)		4,940,000		4,946,126
Citigroup, Inc., 5.90% to 2/15/23(a),(b)		10,600,000		11,031,579
Citigroup, Inc., 5.95% to 8/15/20, Series Q(a),(b)		750,000		765,971
Citigroup, Inc., 6.25% to 8/15/26, Series T(a),(b)		6,586,000		7,340,789
Citigroup, Inc., 5.00% to 9/12/24, Series U(a),(b)		5,600,000		5,671,820
Citizens Financial Group, Inc., 6.375% to 4/6/24, Series C(a),(b)		2,900,000		3,049,408
CoBank ACB, 6.25% to 10/1/22, Series F(a),(b)		117,000	†	12,314,250
CoBank ACB, 6.125%, Series G(a)		32,250	†	3,305,625
CoBank ACB, 6.25% to 10/1/26, Series I(a),(b)		6,255,000		6,708,487

	Principal Amount		Value

Corestates Capital III, 2.728% , (3 Month US LIBOR + 0.57%)(3 Month US LIBOR + 0.57%), due 2/15/27, 144A (TruPS) (FRN)(c),(d)	$3,000,000		$2,777,700
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A(d)	3,530,280		4,776,028
Farm Credit Bank of Texas, 6.75% to 9/15/23, 144A(a),(b),(d)	67,500	†	7,273,125
First Union Capital II, 7.95%, due 11/15/29, Series A	445,000		609,799
Goldman Sachs Capital II, 4.00% (3 Month US LIBOR + 0.768%, Floor 4.00%), (FRN)(a),(c)	1,102,000		931,873
Goldman Sachs Group, Inc./The, 6.065% (3 Month US LIBOR + 3.884%), Series L (FRN)(a),(c)	3,014,000		3,029,070
Goldman Sachs Group, Inc./The, 5.50% to 8/10/24, Series Q(a),(b)	3,470,000		3,647,837
JPMorgan Chase & Co., 5.736% (3 Month US LIBOR + 3.47%), Series I (FRN)(a),(c)	19,013,000		19,131,014
JPMorgan Chase & Co., 6.75% to 2/1/24, Series S(a),(b)	10,900,000		12,106,793
KeyCorp Capital I, 2.839% (3 Month US LIBOR + 0.740%), due 7/1/28, (TruPS) (FRN)(c)	3,525,000		3,193,297
Mellon Capital IV, 4.00% (3 Month US LIBOR + 0.565%, Floor 4.00%), Series 1 (FRN)(a),(c)	31,635,000		28,045,060
PNC Financial Services Group, Inc., 6.75% to 8/1/21, Series O(a),(b)	2,535,000		2,705,225
SunTrust Banks, Inc., 5.125% to 12/15/27, Series H(a),(b)	2,500,000		2,508,500
SunTrust Capital III, 2.769%, (3 Month US LIBOR + 0.650%), due 3/15/28 (FRN)(c)	3,185,000		2,948,992
SunTrust Preferred Capital I, 4.00% (3 Month US LIBOR + 0.645%, Floor 4.00%), (FRN)(a),(c)	4,000,000		3,466,080
US Bancorp, 3.50%, (3 Month US LIBOR + 1.020%, Floor 3.50%), Series A (FRN)(a),(c)	16,150	†	13,767,875
USB Capital IX, 3.50%, (3 Month US LIBOR + 1.020%, Floor 3.50%), (FRN)(a),(c)	9,878,000		8,436,010
Wachovia Capital Trust II, 2.803% , (3 Month US LIBOR + 0.50%)(3 Month US LIBOR + 0.50%), due 1/15/27 (FRN)(c)	3,550,000		3,286,945
Wells Fargo & Co., 5.889% (3 Month US LIBOR + 3.77%), Series K (FRN)(a),(c)	17,769,000		18,013,324
Wells Fargo & Co., 5.875% to 6/15/25, Series U(a),(b)	4,797,000		5,291,355
Wells Fargo Capital X, 5.95%, due 12/15/36, (TruPS)	5,893,000		7,301,803

			263,671,678

		Principal Amount	Value

BANKS—FOREIGN	43.5%
Australia & New Zealand Banking Group Ltd./United Kingdom, 6.75% to 6/15/26, 144A (Australia)(a),(b),(d),(e)		$3,000,000	$3,325,065
Banco Bilbao Vizcaya Argentaria SA, 6.50%, Series 9 (Spain)(a),(b),(e)		5,400,000	5,510,700
Banco Bilbao Vizcaya Argentaria SA, 8.875% to 4/14/21 (Spain)(a),(b),(e),(f)		2,800,000	3,380,882
Banco Comercial Portugues SA, 9.25% to 1/31/24 (Portugal)(a),(b),(e),(f)		2,000,000	2,371,263
Banco Santander SA, 7.50% to 2/8/24 (Spain)(a),(b),(e),(f)		1,200,000	1,296,782
Bank of China Hong Kong Ltd., 5.90% to 9/14/23, 144A (Hong Kong)(a),(b),(d)		8,400,000	8,975,054
Barclays PLC, 7.125% to 6/15/25 (United Kingdom)(a),(b),(e)		4,000,000	5,221,243
Barclays PLC, 7.875% to 3/15/22 (United Kingdom)(a),(b),(e),(f)		6,000,000	6,360,636
Barclays PLC, 8.00% to 6/15/24 (United Kingdom)(a),(b),(e)		5,000,000	5,321,075
BNP Paribas SA, 6.625% to 3/25/24, 144A (France)(a),(b),(d),(e)		4,000,000	4,217,860
BNP Paribas SA, 6.75% to 3/14/22, 144A (France)(a),(b),(d),(e)		1,000,000	1,057,955
BNP Paribas SA, 7.00% to 8/16/28, 144A (France)(a),(b),(d),(e)		1,800,000	1,983,186
BNP Paribas SA, 7.375% to 8/19/25, 144A (France)(a),(b),(d),(e)		4,400,000	4,920,762
BNP Paribas SA, 7.625% to 3/30/21, 144A (France)(a),(b),(d),(e)		8,900,000	9,381,490
Commerzbank AG, 7.00% to 4/9/25 (Germany)(a),(b),(e),(f)		2,400,000	2,477,220
Cooperatieve Rabobank UA, 3.25% to 12/29/26 (Netherlands)(a),(b),(e),(f)		2,200,000	2,363,850
Credit Agricole SA, 6.875% to 9/23/24, 144A (France)(a),(b),(d),(e)		4,600,000	4,948,289
Credit Agricole SA, 7.875% to 1/23/24, 144A (France)(a),(b),(d),(e)		5,600,000	6,261,500
Credit Agricole SA, 8.125% to 12/23/25, 144A (France)(a),(b),(d),(e)		14,550,000	17,159,906
Credit Suisse Group AG, 6.375% to 8/21/26, 144A (Switzerland)(a),(b),(d),(e)		3,300,000	3,423,750
Credit Suisse Group AG, 7.125% to 7/29/22 (Switzerland)(a),(b),(e),(f)		9,700,000	10,322,206
Credit Suisse Group AG, 7.25% to 9/12/25, 144A (Switzerland)(a),(b),(d),(e)		2,400,000	2,570,052
Credit Suisse Group AG, 7.50% to 12/11/23, 144A (Switzerland)(a),(b),(d),(e)		3,263,000	3,613,949
Credit Suisse Group AG, 7.50% to 7/17/23, 144A (Switzerland)(a),(b),(d),(e)		15,400,000	16,469,761
DNB Bank ASA, 6.50% to 3/26/22 (Norway)(a),(b),(e),(f)		3,800,000	3,985,250
Erste Group Bank AG, 6.50% to 4/15/24 (Austria)(a),(b),(e),(f)		2,000,000	2,519,878
FinecoBank Banca Fineco SpA, 5.875% to 12/03/24 (Italy)(a),(b),(e),(f)		3,200,000	3,694,932

	Principal Amount	Value

HSBC Capital Funding Dollar 1 LP, 10.176% to 6/30/30, 144A (United Kingdom)(a),(b),(d)	$5,995,000	$9,717,296
HSBC Holdings PLC, 6.375% to 3/30/25 (United Kingdom)(a),(b),(e)	11,200,000	11,880,008
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a),(b),(e)	3,800,000	3,978,030
HSBC Holdings PLC, 6.875% to 6/1/21 (United Kingdom)(a),(b),(e)	9,700,000	10,178,695
ING Groep N.V., 5.75% (Netherlands)(a),(b),(e)	4,400,000	4,434,650
ING Groep N.V., 6.50% to 4/16/25 (Netherlands)(a),(b),(e)	2,600,000	2,739,230
ING Groep N.V., 6.875% to 4/16/22 (Netherlands)(a),(b),(e),(f)	5,400,000	5,688,020
Intesa Sanpaolo SpA, 7.70% to 9/17/25, 144A (Italy)(a),(b),(d),(e)	2,000,000	2,084,210
Lloyds Banking Group PLC, 7.50% to 6/27/24 (United Kingdom)(a),(b),(e)	6,450,000	6,931,170
Lloyds Banking Group PLC, 7.50% to 9/27/25 (United Kingdom)(a),(b),(e)	6,200,000	6,616,051
Nationwide Building Society, 10.25% (United Kingdom)(a),(f)	1,630,000	3,146,540
Nordea Bank Abp, 6.625% to 3/26/26, 144A (Finland)(a),(b),(d),(e)	3,800,000	4,092,999
Royal Bank of Scotland Group PLC, 7.50% to 8/10/20 (United Kingdom)(a),(b),(e)	2,400,000	2,457,000
Royal Bank of Scotland Group PLC, 7.648% to 9/30/31 (United Kingdom)(a),(b)	6,159,000	8,530,215
Royal Bank of Scotland Group PLC, 8.00% to 8/10/25 (United Kingdom)(a),(b),(e)	4,800,000	5,306,400
Royal Bank of Scotland Group PLC, 8.625% to 8/15/21 (United Kingdom)(a),(b),(e)	7,581,000	8,137,066
Societe Generale SA, 6.75% to 4/6/28, 144A (France)(a),(b),(d),(e)	2,000,000	2,039,300
Societe Generale SA, 7.375% to 9/13/21, 144A (France)(a),(b),(d),(e)	12,000,000	12,655,200
Societe Generale SA, 7.875% to 12/18/23, 144A (France)(a),(b),(d),(e)	5,089,000	5,506,120
Societe Generale SA, 8.00% to 9/29/25, 144A (France)(a),(b),(d),(e)	4,600,000	5,184,683
Standard Chartered PLC, 7.50% to 4/2/22, 144A (United Kingdom)(a),(b),(d),(e)	7,000,000	7,411,250
Standard Chartered PLC, 7.75% to 4/2/23, 144A (United Kingdom)(a),(b),(d),(e)	7,400,000	8,001,879
Svenska Handelsbanken AB, 6.25% to 3/1/24, Series EMTN (Sweden)(a),(b),(e),(f)	4,200,000	4,504,500
UBS Group Funding Switzerland AG, 6.875% to 8/7/25 (Switzerland)(a),(b),(e),(f)	4,200,000	4,506,848
UBS Group Funding Switzerland AG, 6.875% to 3/22/21 (Switzerland)(a),(b),(e),(f)	6,149,000	6,395,329

		Principal Amount		Value

UBS Group Funding Switzerland AG, 7.00% to 2/19/25 (Switzerland)(a),(b),(e),(f)		$3,400,000		$3,738,504
UBS Group Funding Switzerland AG, 7.00% to 1/31/24, 144A (Switzerland)(a),(b),(d),(e)		8,000,000		8,506,000
UBS Group Funding Switzerland AG, 7.125% to 8/10/21 (Switzerland)(a),(b),(e),(f)		11,000,000		11,563,750
UniCredit SpA, 7.50% to 6/3/26 (Italy)(a),(b),(e),(f)		3,400,000		4,134,088

				323,199,527

ELECTRIC	1.3%
Duke Energy Corp., 4.875% to 9/16/24(a),(b)		6,000,000		6,147,750
Southern Co./The, 5.50% to 3/15/22, due 3/15/57, Series B(b)		3,700,000		3,851,298

				9,999,048

ELECTRIC—FOREIGN	1.0%
Electricite de France SA, 5.625% to 1/22/24, 144A (France)(a),(b),(d)		4,650,000		4,827,700
Electricite de France SA, 5.00% to 1/22/26, Series EMTN (France)(a),(b),(f)		1,900,000		2,342,712

				7,170,412

FINANCIAL—INVESTMENT BANKER/BROKER	0.3%
Charles Schwab Corp./The, 7.00% to 2/1/22(a),(b)		2,335,000		2,557,747

FOOD	0.8%
Dairy Farmers of America, Inc., 7.875%, 144A(a),(d),(g)		58,200	†	5,849,100

INDUSTRIALS—DIVERSIFIED MANUFACTURING	3.0%
General Electric Co., 5.00% to 1/21/21, Series D(a),(b)		23,479,000		22,311,389

INSURANCE	22.9%
LIFE/HEALTH INSURANCE	6.8%
MetLife Capital Trust IV, 7.875%, due 12/15/37, 144A (TruPS)(d)		8,100,000		10,664,420
MetLife, Inc., 9.25%, due 4/8/38, 144A(d)		10,300,000		14,977,178
Prudential Financial, Inc., 5.20% to 3/15/24, due 3/15/44(b)		2,856,000		2,986,719
Prudential Financial, Inc., 5.625% to 6/15/23, due 6/15/43(b)		16,208,000		17,452,369
Voya Financial, Inc., 5.65% to 5/15/23, due 5/15/53(b)		2,000,000		2,112,160
Voya Financial, Inc., 6.125% to 9/15/23, Series A(a),(b)		2,500,000		2,651,788

				50,844,634

LIFE/HEALTH INSURANCE—FOREIGN	8.2%
Achmea BV, 4.625% to 3/24/29 (Netherlands)(a),(b),(e),(f)		4,600,000		5,004,566

		Principal Amount	Value

Dai-ichi Life Insurance Co., Ltd., 5.10% to 10/28/24, 144A (Japan)(a),(b),(d)		$5,100,000	$5,524,396
Dai-ichi Life Insurance Co., Ltd., 7.25% to 7/25/21, 144A (Japan)(a),(b),(d)		4,150,000	4,457,598
Fukoku Mutual Life Insurance Co., 6.50% to 9/19/23 (Japan)(a),(b),(f)		2,753,000	3,073,724
Hanwha Life Insurance Co., Ltd., 4.70% to 4/23/23, 144A (South Korea)(a),(b),(d)		2,600,000	2,614,265
Meiji Yasuda Life Insurance Co., 5.20% to 10/20/25, due 10/20/45, 144A (Japan)(b),(d)		17,235,000	19,027,785
Nippon Life Insurance Co., 4.70% to 1/20/26, due 1/20/46, 144A (Japan)(b),(d)		7,300,000	7,858,596
Nippon Life Insurance Co., 5.10% to 10/16/24, due 10/16/44, 144A (Japan)(b),(d)		4,800,000	5,215,296
Sumitomo Life Insurance Co., 6.50% to 9/20/23, due 9/20/73, 144A (Japan)(b),(d)		7,500,000	8,448,900

			61,225,126

MULTI-LINE	2.8%
American International Group, Inc., 8.175% to 5/15/38, due 5/15/58(b)		1,950,000	2,583,223
American International Group, Inc., 5.75% to 4/1/28, due 4/1/48, Series A-9(b)		3,500,000	3,748,430
Hartford Financial Services Group, Inc./The, 4.283% (3 Month US LIBOR + 2.125%), due 2/12/47, 144A, Series ICON (FRN)(c),(d)		12,885,000	10,975,830
Nationwide Mutual Insurance Co., 4.409% (3 Month US LIBOR + 2.290%), due 12/15/24, 144A (FRN)(c),(d)		3,125,000	3,115,030

			20,422,513

MULTI-LINE—FOREIGN	0.7%
AXA SA, 6.379% to 12/14/36, 144A (France)(a),(b),(d)		4,600,000	5,406,587

PROPERTY CASUALTY	0.6%
Liberty Mutual Group, Inc., 3.625% to 5/23/24, due 5/23/59, 144A (United States)(b),(d)		3,630,000	4,130,001

PROPERTY CASUALTY—FOREIGN	3.3%
Mitsui Sumitomo Insurance Co., Ltd., 4.95% to 3/6/29, 144A (Japan)(a),(b),(d)		6,550,000	7,260,020
QBE Insurance Group Ltd., 6.75% to 12/2/24, due 12/2/44 (Australia)(b),(f)		7,405,000	8,156,756
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46, Series EMTN (Australia)(b),(f)		4,000,000	4,319,178

		Principal Amount		Value

VIVAT NV, 6.25% to 11/16/22 (Netherlands)(a),(b),(f)		$4,700,000		$4,720,318

				24,456,272

REINSURANCE—FOREIGN	0.5%
Catlin Insurance Co., Ltd., 5.278% (3 Month US LIBOR + 2.975%), to 10/19/19, 144A (FRN) (Bermuda)(a),(c),(d)		3,800,000		3,809,576

TOTAL INSURANCE				170,294,709

INTEGRATED TELECOMMUNICATIONS SERVICES	0.6%
Centaur Funding Corp., 9.08%, due 4/21/20, 144A(d)		4,500	†	4,664,250

INTEGRATED TELECOMMUNICATIONS SERVICES—FOREIGN	0.8%
Vodafone Group PLC, 7.00% to 1/4/29, due 4/4/79 (United Kingdom)(b)		5,423,000		6,240,518

MATERIAL—METALS & MINING—FOREIGN	1.9%
BHP Billiton Finance USA Ltd., 6.75% to 10/20/25, due 10/19/75, 144A (Australia)(b),(d)		12,100,000		14,160,267

PIPELINES—FOREIGN	6.2%
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(b)		9,854,000		10,459,086
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(b)		7,464,000		7,775,089
Transcanada Trust, 5.50% to 9/15/29, due 9/15/79 (Canada)(b)		11,400,000		11,782,242
Transcanada Trust, 5.625% to 5/20/25, due 5/20/75 (Canada)(b)		3,215,000		3,308,299
Transcanada Trust, 5.875% to 8/15/26, due 8/15/76, Series 16-A (Canada)(b)		11,673,000		12,366,143

				45,690,859

UTILITIES—ELECTRIC UTILITIES—FOREIGN	3.2%
Emera, Inc., 6.75% to 6/15/26, due 6/15/76, Series 16-A (Canada)(b)		12,770,000		14,034,486
Enel SpA, 8.75% to 9/24/23, due 9/24/73, 144A (Italy)(b),(d)		8,292,000		9,753,465

				23,787,951

TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$848,656,716)				899,597,455

CORPORATE BONDS	1.3%
INDUSTRIALS—DIVERSIFIED MANUFACTURING	0.5%
General Electric Co., 5.875%, due 1/14/38, Series MTN		2,863,000		3,444,478

		Principal Amount	Value

INSURANCE—LIFE/HEALTH INSURANCE	0.5%
Brighthouse Financial, Inc., 4.70%, due 6/22/47		$4,500,000	$4,024,839

REAL ESTATE—FINANCE	0.3%
iStar, Inc., 6.00%, due 4/1/22		2,000,000	2,064,200

TOTAL CORPORATE BONDS (Identified cost—$8,332,978)			9,533,517

		Number of Shares

SHORT-TERM INVESTMENTS	3.1%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, Premier Class, 1.95%(h)		23,236,327	23,236,327

TOTAL SHORT-TERM INVESTMENTS (Identified cost—$23,236,327)			23,236,327

TOTAL INVESTMENTS IN SECURITIES(i) (Identified cost—$992,084,654)	141.4%		1,051,619,952
LIABILITIES IN EXCESS OF OTHER ASSETS	(41.4)		(307,960,302)

NET ASSETS (Equivalent to $25.78 per share based on 28,844,929 shares of common stock outstanding)	100.0%		$743,659,650

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate Payable	Fixed Payment Frequency	Floating Rate (resets monthly) Receivable(j)	Floating Payment Frequency	Maturity Date	Upfront Payments (Receipts)	Unrealized Appreciation (Depreciation)	Value
$ 60,000,000	1.117%	Quarterly	2.057%	Monthly	10/19/21	$—	$205,128	$205,128
90,000,000	1.203	Quarterly	2.057	Monthly	10/19/22	—	186,056	186,056
31,000,000	1.848	Quarterly	2.057	Monthly	10/19/22	—	(619,408)	(619,408)
90,000,000	1.288	Quarterly	2.057	Monthly	10/19/23	—	(43,230)	(43,230)

						$—	$(271,454)	$(271,454)

The total amount of all interest rate swap contracts as presented in the table above are representative of the volume of activity for this derivative type during the nine months ended September 30, 2019.

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	3,096,529	USD	3,406,349	10/2/19	$31,286
Brown Brothers Harriman	EUR	2,198,327	USD	2,429,268	10/2/19	33,201
Brown Brothers Harriman	EUR	22,624,295	USD	24,910,933	10/2/19	251,575
Brown Brothers Harriman	GBP	6,754,593	USD	8,228,310	10/2/19	(76,797)
Brown Brothers Harriman	USD	30,444,159	EUR	27,919,151	10/2/19	(13,671)
Brown Brothers Harriman	USD	8,311,662	GBP	6,754,593	10/2/19	(6,555)
Brown Brothers Harriman	EUR	27,880,680	USD	30,475,117	11/4/19	11,004
Brown Brothers Harriman	GBP	6,858,787	USD	8,450,231	11/4/19	5,696

						$235,739

Glossary of Portfolio Abbreviations

EMTN	Euro Medium Term Note
EUR	Euro Currency
FRN	Floating Rate Note
GBP	Great British Pound
LIBOR	London Interbank Offered Rate
MTN	Medium Term Note
TruPS	Trust Preferred Securities
USD	United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

†	Represents shares.
(a)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(b)	Security converts to floating rate after the indicated fixed-rate coupon period.
(c)	Variable rate. Rate shown is in effect at September 30, 2019.
(d)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $321,074,629 which represents 43.2% of the net assets of the Fund, of which 0.0% are illiquid.

(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $297,834,988 which represents 40.0% of the net assets of the Fund (28.1% of the managed assets of the Fund).

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $110,067,732 which represents 14.8% of the net assets of the Fund, of which 0.0% are illiquid.

(g)	Security value is determined based on significant unobservable inputs (Level 3).
(h)	Rate quoted represents the annualized seven-day yield.
(i)	Securities held by the Fund are subject to a lien, granted to the lender, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement.
(j)	Based on LIBOR (London Interbank Offered Rate). Represents rates in effect at September 30, 2019.

Country Summary	% of Managed Assets
United States	46.7
United Kingdom	10.9
France	8.3
Switzerland	6.7
Canada	6.7
Japan	5.7
Netherlands	3.1
Australia	2.8
Italy	1.9
Spain	1.0
Hong Kong	0.9
Other	5.3

100.0

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)

Note 1. Portfolio Valuation

Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse. Exchange-traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. OTC options are valued based upon prices provided by a third-party pricing service or counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges (including NASDAQ) are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The policies and procedures approved by the Fund’s Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1 — quoted prices in active markets for identical investments
•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)
•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a summary of the inputs used as of September 30, 2019 in valuing the Fund’s investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Preferred Securities—$25 Par Value	$119,252,653	$119,252,653	$—	$—
Preferred Securities—Capital Securities:
Food	5,849,100	—	—	5,849,100
Other Industries	893,748,355	—	893,748,355	—
Corporate Bonds	9,533,517	—	9,533,517	—
Short-Term Investments	23,236,327	—	23,236,327	—

Total Investments in Securities(a)	$1,051,619,952	$119,252,653	$926,518,199	$5,849,100	(b)

Interest Rate Swap Contracts	$391,184	$—	$391,184	$—
Forward Foreign Currency Exchange Contracts	332,762	—	332,762	—

Total Derivative Assets(a)	$723,946	$—	$723,946	$—

Interest Rate Swap Contracts	$(662,638)	$—	$(662,638)	$—
Forward Foreign Currency Exchange Contracts	(97,023)	—	(97,023)	—

Total Derivative Liabilities(a)	$(759,661)	$—	$(759,661)	$—

(a)	Portfolio holdings are disclosed individually on the Schedule of Investments.
(b)

Level 3 investments are valued by a third-party pricing service. The inputs for these securities are not readily available or cannot be reasonably estimated. A change in the significant unobservable inputs could result in a significantly lower or higher value in such Level 3 investments.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Preferred Securities— Capital Securities— Food
Balance as of December 31, 2018	$5,486,250
Change in unrealized appreciation (depreciation)	42,850
Purchase	320,000

Balance as of September 30, 2019	$5,849,100

The change in unrealized appreciation (depreciation) attributable to securities owned on September 30, 2019 which were valued using significant unobservable inputs (Level 3) amounted to $42,850.

Note 2. Derivative Instruments

Options: The Fund may purchase and write exchange-listed and OTC put or call options on securities, stock indices and other financial instruments for hedging purposes, to enhance portfolio returns and/or reduce overall volatility.

When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying investment. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

Put and call options purchased are accounted for in the same manner as portfolio securities. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss when the underlying transaction is executed. The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract.

At September 30, 2019, the Fund did not have any option contracts outstanding.

Forward Foreign Currency Exchange Contracts: The Fund enters into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Schedule of Investments. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited) (Continued)

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its revolving credit agreement. The interest rate swaps are intended to reduce interest rate risk by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the revolving credit agreement. When entering into interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the revolving credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation).

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts. Payments received from or paid to the counterparty, including at termination, are recorded as realized gain (loss).

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Schedule of Investments. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

The following summarizes the volume of the Fund’s option contracts and forward foreign currency exchange contracts activity for the nine months ended September 30, 2019:

	Purchased Option Contracts(a),(b)	Written Option Contracts(a),(b)	Forward Foreign Currency Exchange Contracts
Average Notional Amount	$44,554,363	$44,554,363	$25,813,582

(a)	Average notional amounts are for the period January 1, 2019 through January 16, 2019, which represents the period the Fund had option contracts outstanding.
(b)	Notional amount is calculated using the number of contracts multiplied by notional contract size multiplied by the underlying price.